                                                           EXHIBIT NO. 99.13(b)

                                   MFS FUNDS
 AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                           Effective January 1, 1997,
                       Amended and Restated April 17, 2002

                                                                      EXHIBIT A

               FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN
                              AS OF: APRIL 17, 2002

                                         CLASSES OF
                                           SHARES
                                         COVERED BY
                                         RULE 12B-1        DATE RULE 12B-1 PLAN
                 FUND                       PLAN                 ADOPTED
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MFS SERIES TRUST I
MFS Cash Reserve Fund                A,B,C, 529A, 529B      January 1, 1997;
                                            and 529C        April 17, 2002 (529
                                                            Share Classes)
MFS Core Growth Fund                         A,B,C          January 1, 1997
MFS Global Asset Allocation Fund             A,B,C          January 1, 1997
MFS Global Telecommunications Fund           A, B,C         April 12, 2000
MFS Japan Equity Fund                        A, B,C         April 12, 2000
MFS Managed Sectors Fund                     A,B,C          January 1, 1997,
                                                            April 12, 2000
                                                            (C shares)
MFS New Discovery Fund               A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS Research Growth and Income Fund          A,B,C          January 1, 1997
MFS Research International Fund      A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS Strategic Growth Fund           A,B,C,J, 529A, 529B     January 1, 1997;
                                          and 529C          December 8, 1999
                                                            (J shares);
                                                            April 17, 2002
                                                            (529 Share Classes)
MFS Technology Fund                          A,B,C          January 1, 1997
MFS Value Fund                       A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)

MFS SERIES TRUST II
MFS Emerging Growth Fund              A,B,C, J, 529A, 529B  January 1, 1997;
                                            and 529C        May 27, 1998
                                                            (J shares);
                                                            April 17, 2002 (529
                                                            Share Classes)
MFS Large Cap Growth Fund                     A,B           January 1, 1997

MFS SERIES TRUST III
MFS High Income Fund                 A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS High Yield Opportunities                 A,B,C          July 1, 1998
  Fund
MFS Municipal High Income Fund                B,C           September 16, 1998

MFS SERIES TRUST IV
MFS Mid Cap Growth Fund              A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS Municipal Bond Fund                        B            January 1, 1997

MFS SERIES TRUST V
MFS International New Discovery      A,B,C, 529A, 529B      October 8, 1997;
  Fund                                    and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS International Strategic                  A,B,C          October 8, 1997
  Growth Fund
MFS International Value Fund                 A,B,C          October 8, 1997
MFS Research Fund                    A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS Total Return Fund                A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS SERIES TRUST VI
MFS Global Equity Fund                      A,B,C,J         January 1, 1997;
                                                            April 14, 1999
                                                            (J shares)
MFS Global Total Return Fund                 A,B,C          January 1, 1997
MFS Utilities Fund                           A,B,C          January 1, 1997

MFS SERIES TRUST VII
MFS Capital Opportunities Fund       A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)

MFS SERIES TRUST VIII
MFS Global Growth Fund                       A,B,C          January 1, 1997
MFS Strategic Income Fund                    A,B,C          January 1, 1997
MFS Tax Managed Equity Fund                  A,B,C          December 31, 2001
MFS SERIES TRUST IX
MFS Bond Fund                        A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS Emerging Opportunities Fund              A,B,C          May 3, 1999
MFS High Quality Bond Fund                   A,B,C          May 3, 1999
MFS Intermediate Investment Grade            A,B,C          January 4, 1999
  Bond Fund
MFS Large Cap Value Fund                     A,B,C          May 3, 1999
MFS Limited Maturity Fund            A,B,C, 529A, 529B      January 1, 1997;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS Municipal Limited Maturity Fund          A,B,C          January 1, 1997
MFS Research Bond Fund               A,B,C, 529A, 529B      January 4, 1999;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS SERIES TRUST X
MFS Emerging Companies Fund                  A,B,C          May 16, 2001
MFS Emerging Markets Debt Fund               A,B,C          March 17, 1998
MFS Emerging Markets Equity Fund             A,B,C          January 1, 1997
MFS European Equity Fund                     A,B,C          August 1, 1999
MFS Fundamental Growth Fund                  A,B,C          December 20, 2000
MFS Gemini Large Cap U.S. Fund               A,B,C          December 20, 2000
MFS Gemini U.K. Fund                         A,B,C          December 20, 2000
MFS Global Conservative Equity Fund          A,B,C          December 20, 2000
MFS Global Health Sciences Fund              A,B,C          December 20, 2000
MFS Government Mortgage Fund                  A,B           January 1, 1997
MFS High Yield Fund                          A,B,C          August 1, 1999
MFS Income Fund                              A,B,C          August 1, 1999
MFS International ADR Fund                   A,B,C          December 20, 2000
MFS International Core Equity Fund           A,B,C          December 20, 2000
MFS International Growth Fund                A,B,C          January 1, 1997
MFS International Investors Trust            A,B,C          January 1, 1997
MFS Mid Cap Equity Fund                      A,B,C          September 20, 2000
MFS Multi Cap Growth Fund                    A,B,C          December 20, 2000
MFS Select Growth Fund                       A,B,C          May 16, 2001
MFS Strategic Value Fund             A,B,C, 529A, 529B      March 17, 1998;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS Conservative Allocation Fund     A,B,C, 529A, 529B      April 17, 2002
                                          and 529C
MFS Moderate Allocation Fund         A,B,C, 529A, 529B      April 17, 2002
                                          and 529C
MFS Growth Allocation:Fund           A,B,C, 529A, 529B      April 17, 2002
                                          and 529C
MFS Aggressive Growth Allocation     A,B,C, 529A, 529B      April 17, 2002
  Fund                                    and 529C

MFS SERIES TRUST XI
MFS Mid Cap Value Fund               A, B,C, 529A, 529B     July 19, 2001;
                                          and 529C          April 17, 2002 (529
                                                            Share Classes)
MFS Union Standard Equity Fund               A, B,C         July 30, 1997
Vertex Contrarian Fund                       A, B,C         April 29, 1998
Vertex International Fund                    A, B,C         April 29, 1998

STAND ALONE FUNDS
Massachusetts Investors Growth              A,B,C,J         January 1, 1997;
  Stock Fund                                                September 20, 2000
                                                            (J shares)
Massachusetts Investors Trust               A,B,C,J         January 1, 1997;
                                                            November 17, 1999
                                                            (J shares)
MFS Government Limited Maturity              A,B,C          January 1, 1997
  Fund
MFS Government Securities Fund               A,B,C          January 1, 1997
MFS Growth Opportunities Fund                 A,B           January 1, 1997
MFS MUNICIPAL SERIES TRUST
MFS Alabama Municipal Bond Fund               A,B           January 1, 1997
MFS Arkansas Municipal Bond Fund              A,B           January 1, 1997
MFS California Municipal Bond Fund           A,B,C          January 1, 1997
MFS Florida Municipal Bond Fund               A,B           January 1, 1997
MFS Georgia Municipal Bond Fund               A,B           January 1, 1997
MFS Maryland Municipal Bond Fund              A,B           January 1, 1997
MFS Massachusetts High Income                 A,B           June 11, 1999
  Tax Free Fund
MFS Massachusetts Municipal Bond              A,B           January 1, 1997
  Fund
MFS Mississippi Municipal Bond Fund           A,B           January 1, 1997
MFS Municipal Income Fund                    A,B,C          January 1, 1997
MFS New York High Income Tax Free             A,B           June 11, 1999
  Fund
MFS New York Municipal Bond Fund             A,B,C          January 1, 1997;
                                                            October 11, 2000
                                                            (C shares)
MFS North Carolina Municipal Bond            A,B,C          January 1, 1997
  Fund
MFS Pennsylvania Municipal Bond               A,B           January 1, 1997
  Fund
MFS South Carolina Municipal Bond             A,B           January 1, 1997
  Fund
MFS Tennessee Municipal Bond Fund             A,B           January 1, 1997
MFS Virginia Municipal Bond Fund             A,B,C          January 1, 1997
MFS West Virginia Municipal Bond              A,B           January 1, 1997
  Fund
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                                                                      EXHIBIT B

                              AS OF: APRIL 17, 2002

MFS SERIES TRUST I
       MFS Cash Reserve Fund
       MFS Core Growth Fund
       MFS Global Telecommunications Fund
       MFS Japan Equity Fund
       MFS Managed Sectors Fund
       MFS New Discovery Fund
       MFS Research Growth & Income Fund
       MFS Research International Fund
       MFS Strategic Growth Fund
       MFS Technology Fund
       MFS Value Fund
MFS SERIES TRUST II
       MFS Emerging Growth Fund
       MFS Large Cap Growth Fund
MFS SERIES TRUST III
       MFS High Income Fund
       MFS High Yield Opportunities Fund
MFS SERIES RUST IV
       MFS Mid Cap Growth Fund
MFS SERIES TRUST V
       MFS International New Discovery Fund
       MFS Research Fund
       MFS Total Return Fund
MFS SERIES TRUST VI
       MFS Global Equity Fund
       MFS Global Total Return Fund
       MFS Utilities Fund
MFS SERIES TRUST VII
       MFS Capital Opportunities Fund
MFS SERIES TRUST VIII
       MFS Global Growth Fund
       MFS Strategic Income Fund
       MFS Tax Managed Equity Fund
MFS SERIES TRUST IX
       MFS Bond Fund
       MFS Emerging Opportunities Fund
       MFS High Quality Bond Fund
       MFS Intermediate Investment Grade Bond Fund
       MFS Large Cap Value Fund
       MFS Limited Maturity Fund
       MFS Municipal Limited Maturity Fund
       MFS Research Bond Fund
MFS SERIES TRUST X
       MFS Emerging Companies Fund
       MFS Emerging Markets Debt Fund
       MFS European Equity Fund
       MFS Fundamental Growth Fund
       MFS Gemini Large Cap U.S. Fund
       MFS Gemini U.K. Fund
       MFS Global Conservative Equity Fund
       MFS Global Health Sciences Fund
       MFS Government Mortgage Fund
       MFS High Yield Fund
       MFS Income Fund
       MFS International ADR Fund
       MFS International Core Equity Fund
       MFS Mid Cap Equity Fund
       MFS Multi Cap Growth Fund
       MFS Select Growth Fund
       MFS Strategic Value Fund
MFS SERIES TRUST XI
       MFS Mid Cap Value Fund
       MFS Union Standard Equity Fund
       Vertex Contrarian Fund
       Vertex International Fund
MFS MUNICIPAL SERIES TRUST
       MFS Alabama Municipal Bond Fund
       MFS Arkansas Municipal Bond Fund
       MFS California Municipal Bond Fund
       MFS Florida Municipal Bond Fund
       MFS Georgia Municipal Bond Fund
       MFS Maryland Municipal Bond Fund
       MFS Massachusetts High Income Tax Free Fund
       MFS Massachusetts Municipal Bond Fund
       MFS Mississippi Municipal Bond Fund
       MFS Municipal Income Fund
       MFS New York High Income Tax Free Fund
       MFS New York Municipal Bond Fund
       MFS North Carolina Municipal Bond Fund
       MFS Pennsylvania Municipal Bond Fund
       MFS South Carolina Municipal Bond Fund
       MFS Tennessee Municipal Bond Fund
       MFS Virginia Municipal Bond Fund
       MFS West Virginia Municipal Bond Fund
STAND ALONE FUNDS
       Massachusetts Investors Growth Stock Fund
       Massachusetts Investors Trust
       MFS Government Limited Maturity Fund
       MFS Government Securities Fund
       MFS Growth Opportunities Fund
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                                                                      EXHIBIT C

                              As of: April 17, 2002

CLASS A SHARES

MFS SERIES TRUST I
       MFS Global Asset Allocation Fund
MFS SERIES TRUST V
       MFS International Strategic Growth Fund
       MFS International Value Fund
MFS SERIES TRUST X
       MFS Emerging Markets Equity Fund
       MFS International Growth Fund
       MFS International Investors Trust

CLASS 529A SHARES

MASSACHUSETTS INVESTORS TRUST
MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MFS GOVERNMENT SECURITIES FUND
MFS SERIES TRUST I
       MFS Cash Reserve Fund
       MFS Value Fund
       MFS Strategic Growth Fund
       MFS New Discovery Fund
       MFS Research International Fund
MFS SERIES TRUST II
       MFS Emerging Growth Fund
MFS SERIES TRUST III
       MFS High Income Fund
MFS SERIES TRUST IV
       MFS Mid Cap Growth Fund
MFS SERIES TRUST V
       MFS Total Return Fund
       MFS Research Fund
       MFS International New Discovery Fund
MFS SERIES TRUST VII
       MFS Capital Opportunities Fund
MFS SERIES TRUST IX
       MFS Limited Maturity Fund
       MFS Bond Fund
       MFS Research Bond Fund
MFS SERIES TRUST X
       MFS Strategic Value Fund
       MFS Conservative Allocation Fund
       MFS Moderate Allocation Fund
       MFS Growth Allocation:Fund
       MFS Aggressive Growth Allocation Fund
MFS SERIES TRUST XI
       MFS Mid Cap Value Fund